Nitro Petroleum Incorporated 10-Q

  Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Nitro Petroleum Incorporated’s (the “Company”) Quarterly Report on Form 10-Q for the period ended October 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James G. Borem, Chief Executive Officer and Interim Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 15, 2014

/s/ James G. Borem
James G. Borem
Chief Executive Officer and Interim Chief Financial Officer